     As filed with the Securities and Exchange Commission on April 12, 2002

                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                  VASTERA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                   54-1616513
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
of Incorporation or Organization)

                              45025 AVIATION DRIVE
                              DULLES, VA 20166-7554
               (Address of Principal Executive Offices) (Zip Code)

                     VASTERA, INC. 2000 STOCK INCENTIVE PLAN
                   VASTERA, INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plans)

                            ------------------------

                               MR. MARK J. FERRER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  VASTERA, INC.
                              45025 AVIATION DRIVE
                              DULLES, VA 20166-7554
                     (Name and Address of Agent For Service)

                                 (703) 661-9006
          (Telephone Number, Including Area Code, of Agent For Service)

                            ------------------------

                                                     CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                            Proposed Maximum
                                         Amount To Be      Offering Price Per           Proposed Maximum            Amount of
Title of Securities To Be Registered     Registered(1)          Share(2)          Aggregate Offering Price(2)   Registration Fee
-------------------------------------- ---------------- ------------------------ ----------------------------- -------------------
2000 Stock Incentive Plan,
Common Stock, $.01 par value            580,377 shares           $13.33                   $7,736,425.41                $711.75

Employee Stock Purchase Plan,
Common Stock, $.01 par value            386,918 shares           $13.33                   $5,157,616.94                $474.50
                                       ----------------                                                        -------------------
                                        967,295 shares                            Aggregate Registration Fee         $1,186.25
                                       ================                                                        ===================
==================================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 2000 Stock Incentive Plan and Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling price per share of the Registrant's Common Stock on April 10, 2002, as reported by the Nasdaq National Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

                  Vastera, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 11, 2002, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

         (b)      The Registrant's Registration Statement on Form 8-A, File
                  No. 000-31589, filed with the Commission on September 21, 2000, pursuant to Section 12(g) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock;

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

                  Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                  Not applicable.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  Section 145 of the Delaware General Corporation Law ("DGCL") makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Section 145 of the DGCL empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers, provided that this provision shall not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) arising under Section 174 of the DGCL or (4) for any transaction from which the director derived an improper personal benefit. The DGCL provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be titled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

                  The Registrant's certificate of incorporation, as amended, provides for indemnification of the Registrant's directors against, and absolution of, liability to the Registrant and its stockholders to the fullest extent permitted by the DGCL. The Registrant has purchased directors' and officers' liability insurance covering liabilities that may be incurred by its directors and officers in connection with the performance of their duties. In addition, the Registrant has entered into agreements to indemnify each of its directors and officers.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.

Item 8.  EXHIBITS


  Exhibit Number     Exhibit
  --------------     -------
        4.2          Third Amended and Restated Investors' Rights Agreement
                     dated August 29, 2000 (filed as Exhibit 4.2 to the
                     Registrant's Registration Statement on Form S-8, File
                     No. 333-55772, and incorporated herein by reference).
        5.1          Opinion and consent of Brobeck, Phleger & Harrison LLP.
       23.1          Consent of Arthur Andersen LLP.
       23.2          Consent of Brobeck, Phleger & Harrison LLP (included in
                     Exhibit 5.1).
       24.1          Power of Attorney (contained in the signature page to this
                     Registration Statement).
       99.1          Vastera, Inc. 2000 Stock Incentive Plan (filed as
                     Exhibit 99.1 to the Registrant's Registration Statement on
                     Form S-8, File No. 333-55772, and incorporated herein by
                     reference).
       99.2          Vastera, Inc. Employee Stock Purchase Plan (filed as
                     Exhibit 99.2 to the Registrant's Registration Statement on
                     Form S-8, File No. 333-55772, and incorporated herein by
                     reference).

Item 9.  UNDERTAKINGS

                  A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 2000 Stock Incentive Plan or Employee Stock Purchase Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dulles, Commonwealth of Virginia on this 12th day of April 2002.

                        VASTERA, INC.


                        By:   /s/ MARK J. FERRER
                           -----------------------------------------------------
                           Mark J. Ferrer, President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of Vastera, Inc., a Delaware corporation, do hereby constitute and appoint Mark J. Ferrer, President and Chief Executive Officer, and Philip J. Balsamo, Chief Financial Officer, and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



              SIGNATURE                                        TITLE                                   DATE
------------------------------------      -----------------------------------------------         ---------------


 /s/ MARK J. FERRER                       President, Chief Executive Officer and Director         April 12, 2002
------------------------------------      (Principal Executive Officer)
Mark J. Ferrer




 /s/ PHILIP J. BALSAMO                    Chief Financial Officer (Principal Financial            April 12, 2002
------------------------------------      and Accounting Officer)
Philip J. Balsamo



              SIGNATURE                                        TITLE                                   DATE
------------------------------------      -----------------------------------------------         ---------------


 /s/ ARJUN RISHI                          Chairman of the Board                                   April 12, 2002
------------------------------------
Arjun Rishi




 /s/ RICHARD A. LEFEBVRE                  Director                                                April 12, 2002
------------------------------------
Richard A. Lefebvre




 /s/ RICHARD H. KIMBALL                   Director                                                April 12, 2002
------------------------------------
Richard H. Kimball




 /s/ JAMES D. ROBINSON IV                 Director                                                April 12, 2002
------------------------------------
James D. Robinson IV




 /s/ TIMOTHY DAVENPORT                    Director                                                April 12, 2002
------------------------------------
Timothy Davenport




 /s/ NICOLAS C. NIERENBERG                Director                                                April 12, 2002
------------------------------------
Nicolas C. Nierenberg


                                  EXHIBIT INDEX

  Exhibit Number     Exhibit
  --------------     -------
        4.2          Third Amended and Restated Investors' Rights Agreement
                     dated August 29, 2000 (filed as Exhibit 4.2 to the
                     Registrant's Registration Statement on Form S-8, File
                     No. 333-55772, and incorporated herein by reference).
        5.1          Opinion and consent of Brobeck, Phleger & Harrison LLP.
       23.1          Consent of Independent Public Accountants.
       23.2          Consent of Brobeck, Phleger & Harrison LLP (included in
                     Exhibit 5.1).
       24.1          Power of Attorney (contained in the signature page to this
                     Registration Statement).
       99.1          Vastera, Inc. 2000 Stock Incentive Plan (filed as
                     Exhibit 99.1 to the Registrant's Registration Statement on
                     Form S-8, File No. 333-55772, and incorporated herein by
                     reference).
       99.2          Vastera, Inc. Employee Stock Purchase Plan (filed as
                     Exhibit 99.2 to the Registrant's Registration Statement on
                     Form S-8, File No. 333-55772, and incorporated herein by
                     reference).